                      PROSPECTUS SUPPLEMENT -- MAY 1, 2010

FUND (PROSPECTUS EFFECTIVE DATE)                                 MATERIAL NUMBER
Seligman Frontier Fund (Dec. 30, 2009)                              SL-9904-99 A

On May 1, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) announced the closing of its acquisition of the long-term asset management business of Columbia Management Group, LLC and certain of its affiliated companies from Bank of America (the Columbia Transaction). In connection with the Columbia Transaction, effective May 1, 2010, the Fund's investment manager, RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, changed its name to Columbia Management Investment Advisers, LLC. In connection with the Columbia Transaction, the Fund's portfolio managers have been changed. The foregoing change is reflected in the revised Fund Management and Compensation section of the Fund's prospectus, as set forth below.

Effective May 1, 2010, the following change is hereby made to the Fund's prospectus:

The description of the portfolio managers responsible for the Fund's day-to-day portfolio management, as described under the caption "Fund Management and Compensation - Investment Manager" is superseded and replaced as follows:

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are:

Mike Marzolf, Associate Portfolio Manager

-    Managed the Fund since May 2010.

-    Joined the investment manager in 2007 as an Associate Portfolio Manager.

-    Began investment career in 1998.

-    BS, University of St. Thomas.

Sam Murphy, Associate Portfolio Manager

-    Managed the Fund since May 2010.

- Employed by the investment manager from 1999-2002; returned to the investment manager in 2006 as a Senior Research Analyst.

-    Began investment career in 1989.

-    MBA, University of Pennsylvania, Wharton School of Business.

John K. Schonberg, CFA, Portfolio Manager

-    Managed the Fund since May 2010.

-    Senior Vice President and Head of Fixed Income.

-    Joined the investment manager in 1997.

-    Began investment career in 1988.

-    BS, University of Nebraska.

                                                              SL-9904-5 A (5/10)